SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 14, 2000




              Prudential Securities Secured Financing Corporation
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            (Exact Name of Registrant as Specified in its Charter)



          Delaware                      333-75489            13-3526694
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State or Other Jurisdiction           (Commission         (I.R.S. Employer
    Of Incorporation)                 File Number)        Identification No.)



 200 Vesey Street
 New York, New York                                             10285
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(Address of Principal                                        (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code: (212 788-1000

                                   No Change
               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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     The Registrant registered issuances of Home Equity Loan Pass-Through
Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-75489) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $211,994,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates of Mortgage Lenders Network Home Equity Loan Trust 2000-1 Pass-Through Certificates, Series 2000-1 on April 14, 2000. A Current Report on Form 8-K was filed on May 1, 2000 (the "Original 8-K") to satisfy an undertaking, contained in the definitive Prospectus dated April 10, 2000, as supplemented by the Prospectus Supplement dated April 10, 2000 (the "Prospectus Supplement"), to file a copies of certain agreements executed in connection with the issuance of the Certificates.

     This Current Report on Form 8-K/A is being filed to amend the exhibit list to the Original 8-K and to file copies of certain additional agreements executed in connection with the issuance of the certificates.

     Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Underwriting Agreement, dated as of April 10, 2000, among Prudential Securities Secured Financing Corporation, as Depositor, and Prudential Securities Incorporated, as Underwriter

     99.1 Pooling and Servicing Agreement, dated as of April 1, 2000, among Mortgage Lenders Network USA, Inc., as Seller and Servicer, Prudential Securities Secured Financing Corporation, as depositor, and Norwest Bank Minnesota, N.A., as Trustee.*

     99.2 Insurance and Indemnity Agreement, dated as of April 1, 2000, among Financial Security Assurance Inc., Mortgage Lenders Network USA, Inc., as Seller and Servicer, and Prudential Securities Financing Corporation, as Depositor

     99.3 Indemnification and Contribution Agreement dated April 10, 2000, among Prudential Securities Secured Financing Corporation, as Depositor, Prudential Securities, Inc, as Underwriter and Mortgage Lenders Network USA, Inc., as Seller and Servicer.

     99.4 Financial Guaranty Insurance Policy







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         * Incorporated by reference to the Registrant's Current Report on
Form 8-K dated April 14, 2000, filed with the Securities and Exchange Commission on May 1, 2000 (File No. 333-75489).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FINANCIAL SECURITIES SECURED
                                      FINANCING CORPORATION



                                      By:/s/ Evan Mitnick
                                         -------------------------------------
                                         Name:   Evan Mitnick
                                         Title:  Vice President



Dated:  May 2, 2000

                                 EXHIBIT INDEX



Exhibit No.                    Description                             Page No.
-----------                    -----------                             --------


1.1 Underwriting Agreement, dated as of April 10, 2000, among Prudential Securities Secured Financing Corporation, as Depositor, and Prudential Securities Incorporated, as
            Underwriter

99.1 Pooling and Servicing Agreement, dated as of April 1, 2000, among Mortgage Lenders Network USA, Inc., as Seller and Servicer, Prudential Securities Secured Financing
            Corporation, as depositor, and Norwest Bank Minnesota, N.A., as Trustee.*

99.2 Insurance and Indemnity Agreement, dated as of April 1, 2000, among Financial Security Assurance Inc., Mortgage Lenders Network USA, Inc., as Seller and Servicer, and Prudential Securities Financing Corporation, as Depositor

99.3 Indemnification and Contribution Agreement dated April 10, 2000, among Prudential Securities Secured Financing
            Corporation, as Depositor, Prudential Securities, Inc, as Underwriter and Mortgage Lenders Network USA, Inc., as Seller and Servicer.
99.4        Financial Guaranty Insurance Policy

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         * Incorporated by reference to the Registrant's Current Report on
Form 8-K dated April 14, 2000, filed with the Securities and Exchange Commission on May 1, 2000 (File No. 333-75489).